                                                                   EXHIBIT 10.49

                                                              May 22, 1998

Physicians' Specialty Corp.
PSC Acquisition Corp.
1150 Lake Hearn Drive
Suite 640
Atlanta, Georgia 30342
Attention:  Chief Executive Officer

          Re:  Stock Purchase Agreement dated as of May 1, 1998
               ("STOCK PURCHASE AGREEMENT")

Dear Sir:

     Reference is hereby made to the Stock Purchase Agreement. Capitalized terms used in this letter not otherwise defined herein shall have the meanings set forth in the Stock Purchase Agreement. This will confirm that Andrew Blank, M.D., Richard Hamburg, M.D., Jay Youngerman, M.D. and John Grosso, M.D. have decided not to go forward with the transactions under the Stock Purchase Agreement and that, accordingly, Sellers will not be able to meet the conditions to Closing specified in Section 5 of the Agreement.

     We recognize and agree that the Stock Purchase Agreement will be terminated as a result of this development. Please confirm that the Stock Purchase Agreement is terminated by executing this letter in the space below and return a copy to the Sellers c/o Steven Sacks, M.D., 1035 5th Avenue, New York, New York 10028, with a copy to Joel Lever, Esq., Kurzman & Eisenberg, LLP, One North Broadway, White Plains, New York 10601.

     Thank you for your cooperation.

                                        Sincerely yours,

                                        /s/ Steven Sacks
                                        ----------------------------------------
                                        Steven Sacks, M.D.

                                        /s/ Lee Eisenberg
                                        ----------------------------------------
                                        Lee Eisenberg, M.D.

                                        /s/ Robert Green
                                        ----------------------------------------
                                        Robert Green, M.D.

                                        /s/ Hyman Ryback
                                        ----------------------------------------
                                        Hyman Ryback, M.D.

Physicians' Specialty Corp.
PSC Acquisition Corp.
May 22, 1998
Page 2


                                        /s/ Wayne Eisman
                                        ----------------------------------------
                                        Wayne Eisman, M.D.

                                        /s/ Dan Moskowitz
                                        ----------------------------------------
                                        Dan Moskowitz, M.D.

                                        /s/ Richard Rosenberg
                                        ----------------------------------------
                                        Richard Rosenberg, M.D.

                                        /s/ Gary Fishman
                                        ----------------------------------------
                                        Gary Fishman, M.D.

                                        /s/ Marie Valdes
                                        ----------------------------------------
                                        Marie Valdes, M.D.

                                        /s/ Frank Shechtman
                                        ----------------------------------------
                                        Frank Shechtman, M.D.

                                        /s/ Michael Bergstein
                                        ----------------------------------------
                                        Michael Bergstein, M.D.

                                        /s/ Steven Kase
                                        ----------------------------------------
                                        Steven Kase, M.D.

ACCEPTED AND AGREED
THIS 22 DAY OF MAY, 1998


PHYSICIANS' SPECIALTY CORP.

By: /s/ Richard D. Ballard
   --------------------------
   Name:

PSC ACQUISITION CORP.

By: /s/ Richard D. Ballard
   --------------------------
   Name:

cc:  Joel S. Lever, Esq.
     Richard H. Brody, Esq.